UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 3, 2016 (July 28, 2016)
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                          Other Events.

On July 28, 2016, Canadian Pacific Railway Limited (the “Company”) and Canadian National Railway Company (“CN”) agreed to settle a lawsuit commenced by CN in August 2015 against the Company, certain of its employees and an officer, alleging misuse of confidential information, without any admission of liability on the part of the Company. The terms of the settlement are confidential, however the Company confirms that any amounts payable to CN in connection with the settlement would not be material to the Company. Formal dismissal of the lawsuit against all of the defendants is pending.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2016

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Scott Cedergren
	Name:	Scott Cedergren
	Title:	Assistant Corporate Secretary